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                                                                   Exhibit 10.16



                  AMENDMENT NUMBER ONE, dated as of March 31, 1999 ("Amendment") to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998 and as amended hereby (the "Credit Agreement"), among MILACRON INC., a Delaware corporation (the "Borrower" and the "Company"), CINCINNATI MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German corporation (the "German Borrower" and, collectively, with the Company, the "Borrowers"), the lenders listed on
Schedule 2.1 thereto (each, a "Lender" and, collectively, the "Lenders") and BANKERS TRUST COMPANY, a New York banking corporation ("BTCo"), as a Lender and as agent for the Lenders (in such capacity, including its successors and permitted assigns, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders amend certain provisions of the Credit Agreement in order to permit an additional German entity to be named as a German Borrower;

                  WHEREAS, the Agent and the Lenders have considered and agreed to the Borrowers' requests, upon the terms and conditions set forth in this Amendment;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                            SECTION ONE - AMENDMENTS.

                  The Credit Agreement is amended as hereinafter provided in this Section ONE, effective as of March 31, 1999 (the "Amendment Effective Date").

                  1.1. Amendments to Section 1 (Definitions) of the Credit Agreement

                  (a) Section 1.1 shall be amended by adding the following new definitions in appropriate alphabetical order:

         "'Amendment No. 1' shall mean Amendment Number One dated as of March 31, 1999 to this Agreement."
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         "'CG' shall mean Cincinnati Grundstucksverwaltung GmbH, a German corporation and a wholly-owned Subsidiary of the Company."

                  (b) Section 1.1 shall be further amended as follows:

                  "German Borrower" shall be amended and restated by deleting the definition thereof and replacing it with the following:

"'German Borrower' shall mean, as the context so requires, (i) CMKE, (ii) CG or
(iii) each of CMKE and CG."

                  "Significant Subsidiary" shall be amended by deleting clause
(z) and substituting "(z) is CMKE or CG;" therefor.

                  SECTION TWO - REPRESENTATIONS AND WARRANTIES.

                  The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as amended hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 5 and 6 of the Credit Agreement. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

                  (a) The Company, CMKE and CG each has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

                  (b) No consent of any person other than all of the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

                  (c) This Amendment has been duly executed and delivered on behalf of each of the Company, CMKE and CG by a duly
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authorized officer or attorney-in-fact of the Company and each German Borrower, as the case may be, and constitutes a legal, valid and binding obligation of the Company and each German Borrower, as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor's rights generally or by equitable principles relating to enforceability; and

                  (d) The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to the Company or either German Borrower or (ii) contractual obligations of either the Company or either German Borrower, except in the case of clause (i) or (ii), such violations that would not have, individually or in the aggregate, a Material Adverse Effect.

                      SECTION THREE - CONDITIONS PRECEDENT.

                  Upon the fulfillment of the following conditions, the amendments contemplated by this Amendment shall become effective as of the Amendment Effective Date:

                  (a) The Company shall have delivered to the Lenders a certificate of the Secretary of the Company, dated the Amendment Effective Date and attaching resolutions of its Board of Directors in form and substance satisfactory to the Agent approving and authorizing the execution, delivery and performance of this Amendment, signature and incumbency certificates and such other documents that the Agent may reasonably request.

                  (b) The Company shall have delivered a signature certificate of the persons authorized by CG to execute Amendment No. 1.

                  (c) The Company shall have delivered a recently issued certified copy of CG's entry in the commercial register of Offenbach am Main Lower District Court.

                  (d) The Company shall have delivered an opinion from Hengeler Mueller Weitzel Wirtz, special German counsel to CG, in substantially the form of Exhibit C-3 to the Credit Agreement, which opinion shall be dated as of the Amendment Effective Date, and shall cover such other matters and include such changes as shall be reasonably requested or approved by the Agent.
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                  (e) On the Amendment Effective Date, the Company shall have duly authorized, executed and delivered a Company Guarantee, dated as of the Amendment Effective Date, pursuant to which the Company guarantees the obligations of CG owing to the Lenders, in substantially the form of Exhibit F to the Credit Agreement.

                          SECTION FOUR - MISCELLANEOUS.

                  (a) Upon execution of this Amendment, CG shall be a party to the Credit Agreement and shall be a German Borrower for all purposes thereof, and CG hereby agrees to be bound by all applicable provisions of the Credit Agreement.

                  (b) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

                  (c) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the Amendment Effective Date, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

                  (d) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                  (e) THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

                  (f) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.
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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                                 MILACRON INC.


                                                 By:________________________


                                                 Title:  Vice President &
                                                         Treasurer

                                                 Notice Address:
                                                 Milacron Inc.
                                                 4701 Marburg Avenue
                                                 Cincinnati, Ohio  45209
                                                 Attention:  Robert P. Lienesch
                                                 Telephone:  (513) 841-8933
                                                 Telecopier: (513) 841-8008


                                                 CINCINNATI MILACRON KUNSTSTOFF-
                                                   MASCHINEN EUROPA GmbH,


                                                 By:________________________
                                                    on basis of Power of Attor-
                                                    ney dated as of December
                                                    15, 1998


                                                 Notice Address:
                                                 c/o Milacron Inc.
                                                 4701 Marburg Avenue
                                                 Cincinnati, Ohio  45209
                                                 Attention:  Robert P. Lienesch
                                                 Telephone:  (513) 841-8933
                                                 Telecopier: (513) 841-8008
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                                                CINCINNATI GRUNDSTUCKSVERWALTUNG
                                                       GmbH


                                                 By:____________________________
                                                    on basis of Power of Attor-
                                                    ney dated as of March   ,
                                                    1999


                                                 Notice Address:
                                                 c/o Milacron Inc.
                                                 4701 Marburg Avenue
                                                 Cincinnati, Ohio  45209
                                                 Attention:  Robert P. Lienesch
                                                 Telephone:  (513) 841-8933
                                                 Telecopier: (513) 841-8008


                                                 BANKERS TRUST COMPANY,
                                                  as a Lender and as Agent


                                                 By:____________________________


                                                 Title:  Vice President

                                                 Notice Address and Payment
                                                 Office:

                                                 Bankers Trust Company
                                                 130 Liberty Street
                                                 New York, New York  10006
                                                 Attention:  Edward G. Benedict
                                                 Telephone:  (212) 250-3708
                                                 Telecopier: (212) 250-7026
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                                                ABN AMRO BANK N.V., as a Lender


                                                By:____________________________


                                                Title:  Vice President


                                                By:____________________________


                                                Title:  Vice President

                                                Notice Office and Payment
                                                Office:

                                                208 South LaSalle Street
                                                Chicago, IL  60674
                                                Attention:  Loan Administration
                                                Telephone:  (312) 992-5151
                                                Telecopier: (312) 992-5156

                                                One PPG Place
                                                Suite 2950
                                                Pittsburgh, PA 15222
                                                Attention: Pat Pastore
                                                Telephone:  (412) 566-2297
                                                Telecopier: (412) 566-2266

                                                COMERICA BANK, as a Lender


                                                By:____________________________


                                                Title:  Vice President

                                                Notice Office and Payment
                                                Office:

                                                500 Woodward Avenue
                                                Detroit, Michigan  48226
                                                Attention:  Lisa M. Kotula
                                                Telephone:  (313) 222-9644
                                                Telecopier: (313) 222-9514
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                                               CREDIT LYONNAIS CHICAGO BRANCH,
                                                 as a Lender


                                               By:____________________________


                                               Title:  Vice President

                                               Notice Address and Payment
                                               Office:

                                               227 West Monroe Street
                                               Chicago, Illinois  60606
                                               Attention:  Mary Ann Klemm
                                               Telephone:  (312) 641-0500
                                               Telecopier: (312) 641-0527



                                               KEYBANK NATIONAL ASSOCIATION, as
                                                 a Lender


                                               By:____________________________


                                               Title:  Vice President


                                               Notice Address and Payment
                                               Office:

                                               127 Public Square
                                               Mail Code OH01-27-0606
                                               Cleveland, Ohio  44114
                                               Attention:  Thomas J. Purcell
                                               Telephone:  (216) 689-4439
                                               Telecopier: (216) 689-4981
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                                              MELLON BANK, N.A., as a Lender


                                              By:____________________________


                                              Title:  Assistant Vice President

                                              Notice Address and Payment
                                              Office:

                                              One Mellon Center
                                              500 Grant Street
                                              Room 4530
                                              Pittsburgh, PA  15258
                                              Attention:  Ryan F. Busch
                                              Telephone:  (412) 234-0733
                                              Telecopier: (412) 236-1914

                                              MORGAN GUARANTY TRUST COMPANY OF
                                                NEW YORK, as a Lender


                                              By:____________________________


                                              Title:  Vice President

                                              Notice Address and Payment
                                              Office:

                                              Morgan Guaranty Trust Company
                                              of New York
                                              60 Wall Street
                                              New York, New York  10260
                                              Attention:  John Mikolay
                                              Telephone:  (212) 648-6988
                                              Telecopier: (212) 648-5022
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                                               NATIONSBANK N.A., as a Lender


                                               By:__________________________


                                               Title:  Sr. Vice President

                                               Notice Address and Payment
                                               Office:

                                               NationsBank N.A.
                                               NationsBank Plaza
                                               NC1-002-06-01
                                               Charlotte, North Carolina  28255
                                               Attention:  Gary Spivey
                                               Telephone:  (704) 386-8382
                                               Telecopier: (704) 386-8694



                                               NBD BANK, N.A., as a Lender


                                               By:__________________________


                                               Title:  First Vice President

                                               Notice Address and Payment
                                               Office:

                                               NBD Bank, N.A.
                                               One Indiana Square
                                               #302
                                               Indianapolis, Indiana  46266
                                               Attention:  Edward C. Hathaway
                                               Telephone:  (317) 226-6702
                                               Telecopier: (317) 226-6042
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                                               PNC BANK, OHIO, N.A., as a Lender


                                               By:______________________________


                                               Title:  Vice President

                                               Notice Address and Payment
                                               Office:

                                               PNC Bank, Ohio, N.A.
                                               PNC Center
                                               P.O. Box 1198
                                               Cincinnati, Ohio  45201
                                               Attention:  David F. Knuth
                                               Telephone:  (513) 651-8675
                                               Telecopier: (513) 651-8951



                                               STAR BANK, N.A., as a Lender


                                               By:______________________________


                                               Title:  Vice President

                                               Notice Address and Payment
                                               Office:

                                               Star Bank
                                               425 Walnut St. Location 8160
                                               Cincinnati, Ohio  45201-1038
                                               Attention:  Thomas D. Gibbons
                                               Telephone:  (513) 287-8313
                                               Telecopier: (513) 632-2068